AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTOR® VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED JANUARY 25, 2010
TO CONTRACT PROSPECTUS,
AS SUPPLEMENTED

          American General Life Insurance Company (the "Company") is amending its Platinum Investor variable annuity Contract (the "Contract") prospectus for the purpose of providing you with information regarding the liquidation of the Templeton Global Asset Allocation Fund (the "Fund"), a series of the Franklin Templeton Variable Insurance Products Trust (the "Trust").  The Fund is one of the variable investment options available in your Contract.

          The Board of Trustees (the "Board") of the Trust approved the liquidation of the Fund on July 9, 2009.  The liquidation is expected to be effective on or after April 23, 2010 (the "Liquidation Date").  The Board approved the liquidation in the ordinary course of business after considering a number of factors including the Fund's significant decline in assets over the last decade as well as its limited future opportunities for asset growth.

          In connection with this anticipated liquidation of the Fund, the Company would be required to pay you all of your Contract account value you have invested in the Fund.  The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Contract account value.  This surrender would be reportable to the Internal Revenue Service and may be taxable to you.  Therefore, in order to avoid the potential of current taxation, the Company will allocate the liquidation proceeds in the subaccount supported by the Fund on the Liquidation Date to the VALIC Company I Money Market I Fund (the "VALIC Co. I Money Market Fund"), a variable investment option available in your Contract.  In addition, existing instructions or instructions received on or after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Fund, as applicable, will be automatically corrected to replace the Fund with the VALIC Co. I Money Market Fund. You may, at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the Contract account value out of the VALIC Co. I Money Market Fund to any other variable investment option available in your Contract.

          Please note that the Company must receive instructions from you to transfer your Contract account value out of the Fund prior to 3:00 p.m. Central Time ("CT") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the VALIC Co. I Money Market Fund.  At any time before 3:00 p.m. CT on the business day prior to the Liquidation Date, you may transfer your Contract account value in the Fund to any of the other variable investment options offered in your Contract.  Please review your fund prospectuses for information about the other variable investment options.  For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          If the Company receives any instruction from you for a new purchase payment allocation, transfer, dollar cost averaging, or asset rebalancing (as applicable to your Contract) into or out of the Fund after 3:00 p.m. CT on the business day prior to the Liquidation Date, we will delay the entire transaction until after 3:00 p.m. CT on the Liquidation Date, when we will execute such transaction.  Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Liquidation Date.

          If you have Contract account value invested in the Fund, you may complete the enclosed service request form to give the Company instructions to transfer your Contract account value.  You can also call the Company's Administrative Center at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the VALIC Co. I Money Market Fund, nor your transfer of assets out of the Fund prior to the liquidation or out of the VALIC Co. I Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Contract Year.

          For a period of time after the liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Fund.

          Should you have any questions, you may contact our Variable Annuity Administrative Center at 1-800-360-4268.